UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 20, 2015

GAIAM, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-27517	84-1113527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

833 West Boulder Road, Louisville, CO 80027-2452

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (303) 222-3600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 20, 2015, Gaiam, Inc.’s (the “Company”) wholly-owned subsidiary Gaia, Inc. (“GTV”) filed a registration statement on Form 10 containing, among other things, GTV’s audited consolidated financial statements for the year ended December 31, 2014. The Company has not yet finalized the audit of the Company’s consolidated financial statements for the year ended December 31, 2014. GTV’s consolidated financial results for the year ended December 31, 2014 will be included in the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 and are not necessarily representative of the Company’s financial results for the period. A copy of GTV’s audited consolidated financial statements for the years ended December 31, 2014 and 2013 are attached as Exhibit 99.1.

GTV filed the Form 10 in connection with the previously announced proposed separation of the Company’s subscription unit from the Gaiam-branded business into two separate publicly traded companies.

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished by the Company pursuant to Item 2.02 “Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained under this Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section . In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 20, 2015, GTV filed a registration statement on Form 10 in connection with the previously announced proposed separation of the Company’s subscription unit from the Gaiam-branded business into two separate publicly traded companies. As disclosed therein, if the separation is completed, it is expected that Kristin Frank and Chris Jaeb, who currently serve on the Company’s board of directors, would resign from the Company’s board of directors and continue as members of GTV’s board of directors.

The completion of the separation is subject to satisfaction of several conditions. Furthermore, the Company’s board of directors has the right and ability, in its sole discretion, to abandon the proposed separation at any time before the distribution date. As a result, there can be no assurance that the separation will occur.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Audited consolidated financial statements of Gaia, Inc. for the years ended December 31, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIAM, INC.

By:	/s/ Stephen J. Thomas
Name: Stephen J. Thomas
Title: Chief Financial Officer

Date: February 20, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Audited consolidated financial statements of Gaia, Inc. for the years ended December 31, 2014 and 2013